PILGRIM(SM)
---------------------------
FUNDS FOR SERIOUS INVESTORS





                                                                PRIME RATE TRUST

                                                            Third Quarter Report










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                                                         November 30, 1999    Q3
                                                      Third Quarter Report

                            Pilgrim Prime Rate Trust

                              THIRD QUARTER REPORT
                                November 30, 1999

                                   ----------

                                Table of Contents

Chairman's Message........................................................     2
Letter to Shareholders....................................................     3
Statistics and Performance................................................     8
Performance Footnotes.....................................................    10
Additional Notes and Information..........................................    11
Portfolio of Investments..................................................    12
Statement of Assets and Liabilities.......................................    23
Statement of Operations...................................................    24
Statements of Changes in Net Assets.......................................    25
Statement of Cash Flows...................................................    26
Financial Highlights......................................................    27
Notes to Financial Statements.............................................    29
Shareholder Meeting.......................................................    34
Fund Advisors and Agents..................................................    35

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                                        1
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                            Pilgrim Prime Rate Trust

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CHAIRMAN'S MESSAGE
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Dear Shareholder:

We are pleased to present the Third Quarter Report for Pilgrim Prime Rate Trust (the "Trust").

On the following pages, the Portfolio Manager will discuss the Trust's milestones and performance, as well as recent market developments. A leader in its class, the Trust has continued to increase shareholder value through strong management and innovative approaches.

We believe you will find the nine-month results a reflection of Pilgrim's philosophy to provide core holdings which seek to meet the three key needs of the serious investor:

     1.   Preservation of capital

     2.   Participation in rising markets

     3.   Outperformance in falling markets

Thank you for selecting Pilgrim Prime Rate Trust. We appreciate the confidence you have placed in us in serving your investment needs.


Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
January 12, 2000

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                            Pilgrim Prime Rate Trust

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LETTER TO SHAREHOLDERS
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Dear Shareholders:

The objective of Pilgrim Prime Rate Trust (the "Trust") is to deliver a high current yield consistent with the preservation of capital. During the most recent quarter the Trust has paid it's 139th consecutive dividend while month end calculations of net asset value ("NAV") have ranged between $9.16 and $9.02. Based on the $0.196 of dividends declared during the 91 day quarter, and the average month-end net asset value ("NAV") per share, the annualized distribution rate was 8.68% (1). The returns of the Trust calculated in relation to NAV and market are illustrated below in Chart I compared to Prime Rate and LIBOR.

              Comparative Performance -- Trailing 12 Month Average

                  Prime Rate Trust                   Prime Rate Trust    60-Day
Month Ended          (at NAV)(2)     Prime Rate(3)    (at Market)(2)    LIBOR(4)
-----------          -----------     -------------    --------------    --------
   3/31/92             7.382%           7.708%            7.397%         5.157%
   4/30/92             7.199%           7.500%            7.239%         4.990%
   5/31/92             7.072%           7.333%            7.142%         4.823%
   6/30/92             6.939%           7.167%            7.034%         4.641%
   7/31/92             6.790%           6.958%            6.895%         4.432%
   8/31/92             6.671%           6.750%            6.779%         4.250%
   9/30/92             6.578%           6.583%            6.697%         4.063%
  10/31/92             6.498%           6.417%            6.621%         3.932%
  11/30/92             6.394%           6.292%            6.533%         3.844%
  12/31/92             6.277%           6.250%            6.417%         3.755%
   1/31/93             6.203%           6.208%            6.354%         3.677%
   2/28/93             6.151%           6.167%            6.305%         3.589%
   3/31/93             6.095%           6.125%            6.267%         3.500%
   4/30/93             6.070%           6.083%            6.229%         3.432%
   5/31/93             6.056%           6.042%            6.196%         3.375%
   6/30/93             6.022%           6.000%            6.141%         3.318%
   7/31/93             5.998%           6.000%            6.112%         3.302%
   8/31/93             6.002%           6.000%            6.110%         3.281%
   9/30/93             5.975%           6.000%            6.070%         3.281%
  10/31/93             5.899%           6.000%            5.989%         3.266%
  11/30/93             5.910%           6.000%            5.985%         3.224%
  12/31/93             5.932%           6.000%            6.018%         3.219%
   1/31/94             5.955%           6.000%            6.040%         3.214%
   2/28/94             5.978%           6.000%            6.055%         3.255%
   3/31/94             6.017%           6.021%            6.080%         3.302%
   4/30/94             6.068%           6.083%            6.103%         3.385%
   5/31/94             6.157%           6.188%            6.163%         3.484%
   6/30/94             6.258%           6.292%            6.243%         3.609%
   7/31/94             6.374%           6.396%            6.331%         3.734%
   8/31/94             6.474%           6.542%            6.404%         3.875%
   9/30/94             6.604%           6.688%            6.518%         4.042%
  10/31/94             6.738%           6.833%            6.637%         4.219%
  11/30/94             6.874%           7.042%            6.758%         4.432%
  12/31/94             7.076%           7.250%            6.971%         4.677%
   1/31/95             7.288%           7.458%            7.269%         4.927%
   2/28/95             7.487%           7.708%            7.533%         5.135%
   3/31/95             7.711%           7.938%            7.831%         5.333%
   4/30/95             7.915%           8.125%            8.119%         5.495%
   5/31/95             8.089%           8.271%            8.367%         5.625%
   6/30/95             8.249%           8.417%            8.588%         5.734%
   7/31/95             8.396%           8.542%            8.825%         5.828%
   8/31/95             8.534%           8.625%            9.034%         5.854%
   9/30/95             8.650%           8.708%            9.189%         5.911%
  10/31/95             8.749%           8.792%            9.335%         5.943%
  11/30/95             8.855%           8.813%            9.488%         5.930%
  12/31/95             8.876%           8.813%            9.506%         5.878%
   1/31/96             8.886%           8.813%            9.432%         5.812%
   2/29/96             8.895%           8.750%            9.351%         5.739%
   3/31/96             8.836%           8.688%            9.215%         5.677%
   4/30/96             8.773%           8.625%            9.084%         5.622%
   5/31/96             8.727%           8.563%            8.983%         5.573%
   6/30/96             8.671%           8.500%            8.874%         5.527%
   7/31/96             8.639%           8.458%            8.760%         5.503%
   8/31/96             8.612%           8.417%            8.679%         5.524%
   9/30/96             8.590%           8.375%            8.606%         5.493%
  10/31/96             8.577%           8.333%            8.571%         5.456%
  11/30/96             8.563%           8.292%            8.530%         5.422%
  12/31/96             8.567%           8.271%            8.486%         5.413%
   1/31/97             8.569%           8.250%            8.455%         5.422%
   2/28/97             8.564%           8.250%            8.434%         5.436%
   3/31/97             8.595%           8.271%            8.431%         5.459%
   4/30/97             8.647%           8.292%            8.439%         5.483%
   5/31/97             8.666%           8.313%            8.411%         5.507%
   6/30/97             8.715%           8.333%            8.425%         5.523%
   7/31/97             8.734%           8.354%            8.415%         5.529%
   8/31/97             8.744%           8.375%            8.384%         5.544%
   9/30/97             8.758%           8.396%            8.371%         5.560%
  10/31/97             8.768%           8.417%            8.313%         5.581%
  11/30/97             8.771%           8.438%            8.248%         5.615%
  12/31/97             8.777%           8.458%            8.206%         5.633%
   1/31/98             8.780%           8.479%            8.168%         5.639%
   2/28/98             8.777%           8.500%            8.128%         5.655%
   3/31/98             8.788%           8.500%            8.125%         5.652%
   4/30/98             8.788%           8.500%            8.107%         5.647%
   5/31/98             8.809%           8.500%            8.109%         5.642%
   6/30/98             8.798%           8.500%            8.094%         5.640%
   7/31/98             8.806%           8.500%            8.098%         5.642%
   8/31/98             8.807%           8.500%            8.101%         5.639%
   9/30/98             8.810%           8.479%            8.114%         5.610%
  10/31/98             8.793%           8.438%            8.127%         5.571%
  11/30/98             8.786%           8.375%            8.155%         5.527%
  12/31/98             8.782%           8.313%            8.220%         5.470%
   1/31/99             8.764%           8.250%            8.242%         5.420%
   2/28/99             8.737%           8.188%            8.259%         5.364%
   3/31/99             8.704%           8.125%            8.259%         5.304%
   4/30/99             8.663%           8.063%            8.259%         5.242%
   5/31/99             8.630%           8.000%            8.261%         5.187%
   6/30/99             8.609%           7.938%            8.260%         5.155%
   7/31/99             8.598%           7.896%            8.272%         5.120%
   8/31/99             8.595%           7.875%            8.293%         5.103%

                                     Chart I

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                            Pilgrim Prime Rate Trust

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LETTER TO SHAREHOLDERS
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THE TRUST

The Trust holds a diversified portfolio of leveraged loans made to American and Canadian corporations. All loans are in US dollars. The Trust buys these loans from large banks and financial institutions. The loans typically mature between seven and ten years, but are generally repaid within five years. Interest rates on the loans are based on LIBOR or Prime Rate and reset every thirty to ninety days. Consequently, the Trust's investments exhibit lower price volatility than corporate bonds, whose prices fluctuate in response to changes in interest rates.

THE LOAN MARKET

The leveraged loan market continued to grow in 1999. Total leveraged lending for the nine months ended September 30, 1999 amounted to $232.1 billion as compared to $211.9 billion for the same period of 1998. We expect the fourth quarter of 1999 loan volume to be comparable to the third quarter of 1999, however it appears that lower demand by loan investors early in the fourth quarter has resulted in stable to somewhat higher interest rate spreads.

The loan market's focus on credit quality continues to grow. The high yield default rate registered its highest level since 1991 in September posting an annualized rate of 5.8%. As a result, during the third quarter of 1999 loan investors demanded more conservative terms. During the quarter, average bank debt to cash flow amounted to a relatively modest 2.9 times, equity contributed to leveraged transactions climbed to 35.2% of the company's capital structure and higher quality BB rated bank loans grew from 33% to 47% of total leveraged loans. (5)

By a wide margin, healthcare particularly the post-acute and long-term areas, continues to be the worst performing industry in the leveraged loan market. Difficulties in this industry primarily caused by the government's healthcare reform initiative resulted in a 12-month negative return of 34% as of October 31, 1999. By removing all post-acute and long-term healthcare loans from the Banc of America Securities Leverage Loan Index, the Index return jumps from 4.2% over the twelve months ended October 31, 1999 to 7.1%. (5)

PERFORMANCE OF THE TRUST

During the quarter ended November 30, 1999, the Trust:

Paid a relatively high level of current income. Based on the $0.196 of dividends declared for the quarter, the average annualized distribution rate based on NAV of 8.68% exceeded average 60 day LIBOR rates for the quarter by 2.8%. This yield also exceeded the average Prime Rate for the quarter of 8.33% by 0.4%.

Maintained a high level of diversification. The Trust managed 183 senior loans with an average investment size of $9,285,142 at the end of the quarter. These loans represented 34 industry sectors. The Trust manages loan investments in 12 industries which each represent less than 2% of total assets. At the end of the Quarter, the Trust's largest industry sector was Telecommunications, which represented 9.5% of total assets.

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                            Pilgrim Prime Rate Trust

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LETTER TO SHAREHOLDERS
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Added 23 new senior loan investments.  The Trust's  transactions sources allowed it to approve new investments sponsored by 10 different loan syndication sources. The average LIBOR spread for these new loans is 3.4%. This compares favorably to the weighted average spread across the portfolio of 3.2% at November 30th. Notable investments added to the portfolio include: Nextel Finance Co., Buhrmann NV, Lyondell Petrochemical Company, Fitness Holdings Worldwide and Charter Communications Holdings.

Experienced an increase in non-performing assets. Like other investors in leveraged loans, the Trust experienced an increase in non-performing assets during the quarter primarily due to high default levels in the post acute and long-term healthcare industry. Non-performing assets held by the Trust as of November 30th were 3.6% of total assets, nearly two thirds of which were healthcare related. We believe that there is long-term value in this sector and expect to recover much of our investment in these companies. We continue to monitor restructuring efforts in these companies and in order to reduce our exposure to this industry.

MANAGEMENT OF THE TRUST

On December 9, 1999, the Trust named Daniel A. Norman and Jeffrey A. Bakalar senior portfolio managers. Norman and Bakalar report to James R. Reis, vice chairman and director of senior lending and structured finance for Pilgrim Investments, Inc.

Mr. Norman has been a senior vice president of the Trust since April 1995 and a senior vice president of Pilgrim since 1992. Mr. Norman has more than 15 years of experience in the financial services industry. Mr. Bakalar has been a vice president of the Trust since February 1998 and became senior vice president in December 1999. Mr. Bakalar began his lending career in 1987 with Continental Bank and joined The First National Bank of Chicago in 1994. Mr. Reis and Pilgrim's Chairman and CEO, Robert W. Stallings founded Pilgrim Capital Corporation. Mr. Stallings became president of the Trust in December 1999. Mr. Reis continues as executive vice president of the Trust, a position he has held since April 1995. Mr. Reis has over 18 years of banking and investment experience.

Howard Tiffen resigned as senior portfolio manager on December 8, 1999, the position he held from November 1995. We wish Mr. Tiffen well in his future endeavors.

OUTLOOK

We enter the new millennium with both optimism and vigilance. We see the continuation well into the next year of the favorable economic conditions that have existed in recent years: good economic growth, low inflation and high employment. Drivers for the economy continue to be high spending, low savings by consumers and high levels of corporate investment. As these drivers slow going into 2000, we believe that a healthier global economy will fill the gap. With regard to interest rates, we believe that the Treasury yield curve will be fairly stable with modest rate increases next year by the Federal Reserve. The leveraged loan forward calendar for the first quarter appears strong as transactions put on hold because of Y2K concerns come to market.

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                            Pilgrim Prime Rate Trust

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LETTER TO SHAREHOLDERS
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We remain  vigilant  with respect to credit.  Higher  default  rates in the high yield market tend to be an ominous sign for senior lenders. In that regard, we have redoubled our focus on credit. During the past quarter the Trust added two vice presidents. These new officers have strong lending and workout experience. We believe diligent underwriting combined with careful loan monitoring will ensure that the Trust continues to deliver a high current yeild to its shareholders.

We encourage your questions and comments.


/s/ James R. Reis

James R. Reis
Executive Vice President
Director of Senior Lending



/s/ Jeffrey A. Bakalar                  /s/ Daniel A. Norman

Jeffrey A. Bakalar                      Daniel A. Norman
Senior Vice President                   Senior Vice President
Co-Senior Portfolio Manager             Co-Senior Portfolio Manager




Pilgrim Prime Rate Trust
December 28, 1999

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                            Pilgrim Prime Rate Trust

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SHAREHOLDER LETTER FOOTNOTES
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(1)  Distribution  rate is  calculated  by dividing the total  distributions  of
     $0.196 per share by average month-end net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

(2) The distribution rate in Chart 1 is the average of the Trust's distribution rates for the preceding twelve months. Distribution rates are calculated by annualizing each monthly dividend and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE composite closing price (in the case of market) at the end of each month. (3) Source: Bloomberg Financial Markets.

(4) LIBOR is the London Inter-Bank Offered Rate and is the benchmark for determining the interest paid on more than 90% of the senior loans in the Trust's portfolio.

(5)  Banc of America Securities, LLC and Portfolio Data Management.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements". Actual results could differ materially from those projected in the "forward-looking statements".

The views expressed in this letter reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

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                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of November 30, 1999
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                            PORTFOLIO CHARACTERISTICS

Net Assets                                                        $1,230,067,845
Assets Invested in Senior Loans*                                  $1,699,180,911
Total Number of Senior Loans                                                 183
Average Amount Outstanding per Loan                                   $9,285,142
Total Number of Industries                                                    33
Average Loan Amount per Industry                                     $51,490,331
Portfolio Turnover Rate (YTD)                                                53%
Weighted Average Days to Interest Rate Reset                             32 days
Average Loan Maturity                                                  62 months
Average Age of Loans Held in Portfolio                                 11 months

* Includes loans and other debt received through restructures

                           TOP 10 INDUSTRIES AS A % OF

                                                       NET ASSETS   TOTAL ASSETS
                                                       ----------   ------------
Telecommunications                                        13.5%         9.5%
Residential/Long Term Care and Hospitals                   8.8%         6.2%
Buildings and Real Estate                                  8.3%         5.8%
Chemicals, Plastics and Rubber                             7.2%         5.1%
Containers, Packaging and Glass                            6.8%         4.8%
Electronics                                                6.7%         4.7%
Leisure, Amusement, Motion Pictures and Entertainment      6.0%         4.2%
Aerospace and Defense                                      5.8%         4.1%
Textiles and Leather                                       5.7%         4.0%
Diversified/Conglomerate Services                          5.4%         3.8%

                          TOP 10 SENIOR LOANS AS A % OF

                                                       NET ASSETS   TOTAL ASSETS
                                                       ----------   ------------
Nextel Finance Corp.                                       3.1%         2.2%
Allied Waste Industries                                    2.8%         2.0%
Mafco Finance Corp.                                        2.8%         2.0%
Ventas Inc.                                                2.1%         1.5%
Community Health Systems, Inc.                             2.0%         1.4%
Omnipoint Corp.                                            1.9%         1.3%
Papa Gino's Inc.                                           1.7%         1.2%
American Wireless Corp.                                    1.6%         1.1%
Gaylord Container Corp.                                    1.6%         1.1%
Mariner Post-Accute Network                                1.6%         1.1%

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                            Pilgrim Prime Rate Trust

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               STATISTICS AND PERFORMANCE as of November 30, 1999
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                          YIELDS AND DISTRIBUTION RATES

                            (NAV)       (MKT)      Annualized      Annualized
                   Prime  30-Day SEC  30-Day SEC   Distribution   Distribution
Quarter-ended       Rate   Yield(A)    Yield(A)   Rate at NAV(B)  Rate at MKT(B)
-------------       ----   -------     -------    -------------   -------------
November 30, 1999  8.50%     8.11%      7.87%         8.68%           8.35%
August 31, 1999    7.75%     8.74%      8.43%         8.65%           8.35%
May 31, 1999       7.75%     8.78%      8.40%         8.52%           8.20%
February 28, 1999  7.75%     8.28%      7.99%         8.56%           8.27%

                          AVERAGE ANNUAL TOTAL RETURNS


                                                       NAV             MKT
                                                       ---             ---
1 Year                                                6.29%           6.16%
3 Years                                               7.51%           9.11%
5 Years                                               7.89%           8.92%
10 Years                                              7.92%            N/A
Since Trust Inception(F,H)                            8.24%            N/A
Since Initial Trading on NYSE(G)                       N/A            9.70%

Assumes rights were exercised and excludes sales charges and commissions(C,D,E)

        Performance data represents past performance and is no guarantee of future results.

                     See performance footnotes on page 10.

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                            Pilgrim Prime Rate Trust

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PERFORMANCE FOOTNOTES
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(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's average annual returns on a market basis and assuming rights were exercised through November 30, 1999 were 6.16% and 8.92% for the one and five year periods, respectively. The Trust's average annual total return assuming an initial investment at NAV with a 3% sales charge and assuming an ending value at market and assuming rights were exercised through November 30, 1999, was 9.17% for the ten-year period. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects partial waiver of fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
ADDITIONAL NOTES AND INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- Calendar 2000 Dividends:

             DECLARATION DATE       EX-DATE            PAYABLE DATE
             ----------------       -------            ------------
             January 31             February 8         February 23
             February 29            March 8            March 22
             March 31               April 6            April 24
             April 28               May 8              May 22
             May 31                 June 8             June 22
             June 30                July 6             July 24
             July 31                August 8           August 22
             August 31              September 7        September 22
             September 29           October 6          October 23
             October 31             November 8         November 22
             November 30            December 7         December 22
             December 19            December 27        January 11, 2001

Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective November 16, 1998 the Trust's name changed to Pilgrim Prime Rate Trust and its cusip number became 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                  SENIOR LOANS*

          (Dollar weighted portfolio interest reset period is 32 days)

Principal
 Amount                                                                    Loan        Stated
 (000's)                           Industry/Borrower                       Type       Maturity        Value
 -------                           -----------------                       ----       --------        -----
             Aerospace and Defense: 5.7%
$ 14,813     Avborne (aircraft maintenance)                                Term B     06/30/03     $ 14,812,500
   8,775     Erickson Air-Crane Co. (heavy lift helicopters)               Term B     12/31/04        8,073,000
   8,750     New Piper Aircraft, Inc. (aircraft manufacturer)              Term       04/15/05        8,750,028
   6,390     Piedmont Aviation Services (airport facility operator)        Term B     07/23/06        6,389,831
   6,390      Piedmont Aviation Services                                   Term C     07/23/07        6,389,831
   2,489     Stellex Industries, Inc. (aerospace & defense parts mfg.)     Term B     09/30/06        2,488,636
   4,033     Technetics Corp. (aircraft engine components)                 Term       06/20/02        4,033,083
   4,988     Titan Corp. (defense electronics)                             Term B     05/10/05        4,987,500
  14,960     TRANSTAR (aluminum distribution)                              Term B     01/20/06       14,959,821
                                                                                                   ------------
                                                                                                     70,884,230
                                                                                                   ------------
             Automobile: 4.5%
   4,963     Autosystems Manufacturing, Inc. (automotive lighting)         Term B     05/31/04        4,863,250
   4,963      Autosystems Manufacturing, Inc.                              Term C     05/31/05        4,863,250
   9,800     Cambridge Industries, Inc. (automotive plastics)              Term B     06/30/05        9,800,000
   9,335     Capital Tool & Design (brake backing plates)                  Term B     07/19/03        9,335,234
   8,767     Global Metal Technologies, Inc. (automotive parts)            Term B     03/12/05        8,767,420
   7,083     Safelite Glass Corp. (automobile windshield replacement)      Term B     12/23/04        7,083,248
   7,083      Safelite Glass Corp.                                         Term C     12/23/05        7,083,248
   3,325     Venture Holdings (automotive plastics)                        Term B     04/05/05        3,325,000
                                                                                                   ------------
                                                                                                     55,120,650
                                                                                                   ------------
             Beverage, Food and Tobacco: 3.3%
   2,833     Edward's Baking Co. (food service bakery)                     Term A     09/30/03        2,691,667
   3,292      Edward's Baking Co.                                          Term B     09/30/05        3,127,083
   3,292      Edward's Baking Co.                                          Term C     09/30/05        3,127,084
  13,685     Empire Kosher Poultry (kosher chicken and poultry)            Term B     07/31/04       13,685,000
   1,825     Houston Process (meat products producer)                      Term B     07/01/06        1,825,377
   6,987     Imperial Holly Corp. (sugar producer)                         Term A     12/31/03        6,986,991
   6,506      Imperial Holly Corp.                                         Term B     12/31/05        6,506,481
     913     Iowa Ham (meat products producer)                             Term B     07/01/06          912,688
   1,012     JAC Pac (meat products producer)                              Term B     07/01/06        1,012,436
   1,237     Jordan (meat products producer)                               Term B     07/01/06        1,236,867
                                                                                                   ------------
                                                                                                     41,111,674
                                                                                                   ------------

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                                    Loan        Stated
 (000's)                           Industry/Borrower                       Type       Maturity        Value
 -------                           -----------------                       ----       --------        -----
             Broadcasting: 4.6%
 $ 8,000     Benedek Broadcasting Corp. (TV broadcasting)                  Term B     11/20/07     $  8,000,000
   5,000     Charter Communications Cable Telecom (cable television)       Term B     03/17/08        5,000,000
   4,000     Charter Communications Operating, LLC (cable television)      Term B     11/01/08        4,000,000
   1,610     Liberman Broadcasting, Inc. (radio/TV broadcasting)           Revolver   03/31/05        1,609,600
   7,760      Liberman Broadcasting, Inc.                                  Term B     09/30/05        7,760,000
   5,000     Susquehanna Media (radio broadcasting)                        Term B     06/30/08        5,000,000
  17,000     Telemundo (television broadcasting)                           Term B     12/28/06       17,000,000
   3,620     Z Spanish (radio broadcasting)                                Bridge     05/26/00        3,620,000
   5,000      Z Spanish                                                    Term       03/31/06        5,000,000
                                                                                                   ------------
                                                                                                     56,989,600
                                                                                                   ------------
             Buildings and Real Estate: 8.3%
   6,000     Dayton Superior Corp. (concrete/masonry accessories)          Term       09/29/05        6,000,000
   6,144     Juno Lighting (access/track lighting)                         Term B     11/30/06        6,144,000
   7,741     Kevco, Inc. (manufactured home components)                    Term B     02/02/05        7,741,110
  10,325     Meditrust Corp. (real estate investment trust)                Revolver   07/15/01       10,325,092
   6,500      Meditrust Corp.                                              Term D     07/15/01        6,500,000
  10,000     National Golf Operating Partnership (golf course REIT)        Term B     07/22/04       10,000,000
   4,988     Prison Realty (owner/operator of prison facilities)           Term C     12/31/02        4,987,500
  11,233     Tree Island Industries (nail and wire products)               Term B     03/31/03       11,233,000
   6,187     US Aggregates (aggregate, asphalt, concrete manufacturer)     Term B     03/31/06        6,187,143
   7,490     Vantas, Inc. (executive office suite provider)                Term B     09/04/09        7,489,569
   1,912     Ventas, Inc. (real estate investment trust)                   Bridge     02/28/00        1,912,426
   1,259      Ventas, Inc.                                                 Term A     05/05/01        1,259,281
  22,424      Ventas, Inc.                                                 Term B     05/05/03       22,423,944
                                                                                                   ------------
                                                                                                    102,203,065
                                                                                                   ------------
             Cargo Transport: 1.9%
   5,145     Atlas Freighter Leasing (air cargo carrier)                   Term       05/29/04        5,145,385
   2,709     Evergreen International Aviation, Inc. (air cargo carrier)    Term B     05/31/02        2,709,006
   1,138      Evergreen International Aviation, Inc.                       Term B     05/31/02        1,138,311
     385      Evergreen International Aviation, Inc.                       Term B-1   05/19/03          385,260
   5,000     Havco Wood Products, Inc. (tractor trailer flooring)          Term B     09/30/06        5,000,000
   8,977     Omnitrax, Inc. (rail operator)                                Term       05/12/05        8,977,273
                                                                                                   ------------
                                                                                                     23,355,235
                                                                                                   ------------

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                                    Loan        Stated
 (000's)                           Industry/Borrower                       Type       Maturity        Value
 -------                           -----------------                       ----       --------        -----
             Chemicals, Plastics and Rubber: 7.2%
 $ 9,781     Acadia Elastomers Corp. (rubber/plastic seals & pistons)      Term       02/17/04     $ 9,781,022
  11,142     Cedar Chemical Corp. (specialty chemicals)                    Term B     10/30/03      11,141,776
  14,888     Euro United Corp. (plastic products)                          Term B     05/31/01      14,887,500
   6,938     Foam Fabrics Inc. (styrofoam products)                        Term A     03/05/05       6,937,500
   3,518     Foamex, L.P. (polyurethane foam manufacturer)                 Term B     06/30/05       3,517,882
   3,198      Foamex, L.P.                                                 Term C     06/30/06       3,198,075
   2,324     Huntsman Corp. (industrial petrochemicals)                    Revolver   12/31/02       2,324,390
     476      Huntsman Corp.                                               Term A     12/31/02         475,560
   3,442      Huntsman Corp.                                               Term B     10/07/04       3,442,438
   4,988     Identity Group, Inc. (office products manufacturer)           Term B     05/07/07       4,987,500
  10,875     Lyondell Petrochemical Company (petrochemicals)               Term A     07/23/03      10,875,215
   2,790      Lyondell Petrochemical Company                               Term B     06/30/05       2,789,825
   5,000      Lyondell Petrochemical Company                               Term E     05/20/06       5,000,000
   4,592     NEN Life Sciences Products (biochemicals)                     Term B     12/31/04       4,591,837
   4,639     Texas Petrochemical Corp. (industrial petrochemicals)         Term B     06/30/04       4,638,889
                                                                                                   -----------
                                                                                                    88,589,409
                                                                                                   -----------
             Containers, Packaging and Glass: 6.8%
   8,977     Blue Ridge Paper Products (paper producer)                    Term B     05/14/06       8,977,463
   8,192     Crown Paper Co. (paper and pulp manufacturer)                 Term B     08/22/03       8,191,993
  19,797     Gaylord Container Corporation (corrugated containers)         Term       06/19/03      19,797,069
   5,000     Impaxx Inc. (industrial labeling/packaging)                   Term C     12/31/05       5,000,000
  17,125     Lincoln Pulp & Eastern Fine (specialty paper)                 Term       08/31/04      17,124,996
     615      Lincoln Pulp & Eastern Fine                                  Term A     12/31/99         615,200
   2,494     Mediapak Corporation (media packaging)                        Term B     12/31/05       2,493,721
   2,494      Mediapak Corporation                                         Term C     12/31/06       2,493,721
   3,980     Pacifica Paper Inc. (manufacturer of value added paper)       Term B     03/11/06       3,980,000
   9,875     Pretium Packaging LLC (plastic packaging)                     Term B     07/29/06       9,875,020
   5,498     RIC Holdings Inc. (Riverwood) (paper and pulp producer)       Term A     02/28/03       5,497,622
                                                                                                   -----------
                                                                                                    84,046,805
                                                                                                   -----------
             Diversified/Conglomerate Manufacturing: 3.5%
   9,925     Allied Digital Technologies Corp. (multimedia manufacturer)   Term B     12/31/05       9,925,000
   3,750     Buhrmann NV (office products distribution)                    Term B     10/26/07       3,750,000
   7,500     General Cable Corp. (copper cable manufacturer)               Term B     05/24/07       7,500,000
   3,990     Holmes Products Corp. (consumer products manufacturer)        Term B     12/31/06       3,990,000
   2,494     Mueller Group, Inc. (manufacturer & distributor of cast,
             malleable ductile iron & brass products)                      Term B     08/12/06       2,493,750
   2,494      Mueller Group, Inc.                                          Term C     08/12/07       2,493,750
   5,850     Private Business, Inc. (software manufacturer)                Term B     08/19/06       5,849,820
   6,983     United Pet Group (pet supplies manufacturer)                  Term B     03/31/06       6,982,500
                                                                                                   -----------
                                                                                                    42,984,820
                                                                                                   -----------

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                                    Loan        Stated
 (000's)                           Industry/Borrower                       Type       Maturity        Value
 -------                           -----------------                       ----       --------        -----
             Diversified/Conglomerate Services: 5.4%
 $ 4,988     Barjan Products (distributor to truck stops)                  Term B     05/31/06     $ 4,987,500
   2,871     Enterprise Profit Solutions Corp. (business services
             outsourcing)                                                  Term       06/14/01       2,871,429
  30,635     MAFCO Financial Corp. (diversified services and
             entertainment)                                                Term A     04/16/00      30,634,615
   3,938      MAFCO Financial Corp.                                        Revolver   04/16/00       3,937,500
  11,768     Outsourcing Solutions (accounts receivable management)        Term B     10/15/03      11,767,909
   6,872      Outsourcing Solutions                                        Term C     10/15/04       6,871,913
   2,494     URS Corp. (consulting company)                                Term B     06/09/06       2,493,750
   2,494      URS Corp.                                                    Term C     06/09/07       2,493,750
                                                                                                   -----------
                                                                                                    66,058,366
                                                                                                   -----------
             Ecological: 4.0%
  15,909     Allied Waste (waste management)                               Term B     07/12/06      15,909,091
  19,090      Allied Waste                                                 Term C     07/12/07      19,090,909
   5,400     Clean Harbors, Inc. (environmental services)                  Term       05/08/01       5,400,000
   9,500     Rumpke (waste management)                                     Term A     09/26/02       9,500,000
                                                                                                   -----------
                                                                                                    49,900,000
                                                                                                   -----------
             Education & Childcare: 1.9%
   9,258     Children's Discovery Centers (daycare and education)          Term       08/10/04       9,257,813
  10,156     The Brown Schools (behavioral healthcare services)            Term B     06/30/04      10,156,250
   4,063      The Brown Schools                                            Term C     06/30/05       4,062,500
                                                                                                   -----------
                                                                                                    23,476,563
                                                                                                   -----------
             Electronics: 6.7%
     469     Decision One Corp. (computer equipment/services)              Revolver   08/31/03         234,643
   2,649      Decision One Corp.                                           Term A     08/31/03       1,324,408
   7,250      Decision One Corp.                                           Term B     08/31/05       3,625,095
   1,461      Decision One Corp.                                           Term C     08/31/05         730,657
   9,472     Dynamic Details Silicon, Inc. (circuit board manufacturer)    Term B     04/22/05       9,471,980
   4,323     Electro Mechanical Solutions (computer enclosure
              manufacturer)                                                Term B     06/30/04       4,323,074
   5,348     Intri-Plex Technologies, Inc. (disk drive component
              manufacturer)                                                Term       09/30/02       5,080,435
   7,000     Knowles Electronics (transducers manufacturer)                Term B     06/29/07       7,000,000
   9,420     Mitel Corporation (semiconductor manufacturer)                Term B     06/02/04       9,420,121
   9,157     Sarcom, Inc. (systems integration)                            Term       11/20/02       9,156,746
   7,704     Semiconductor Components (semiconductors)                     Term B     08/04/06       7,703,704
   8,296      Semiconductor Components                                     Term C     08/04/07       8,296,296
   7,477     Stonebridge Technologies, Inc. (enterprise computing
             systems/services)                                             Term       07/27/05       7,476,563
   8,300     Viasystems Group, Inc. (electronic equipment)                 Term C     06/30/05       8,300,000
                                                                                                   -----------
                                                                                                    82,143,722
                                                                                                   -----------
             Farming and Agriculture: 0.3%
   4,996     Purina Mills, Inc. (animal nutrition products)                Term B     03/10/07       3,953,272
                                                                                                   -----------
                                                                                                     3,953,272
                                                                                                   -----------

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                                    Loan        Stated
 (000's)                           Industry/Borrower                       Type       Maturity        Value
 -------                           -----------------                       ----       --------        -----
             Finance: 4.8%
  $  837     Alliance Data Systems (credit card services)                  Term A     03/04/06     $   837,054
  14,700      Alliance Data Systems                                        Term B     10/31/05      14,700,000
   2,149      Alliance Data Systems                                        US Term    03/04/06       2,149,295
   7,980     Bridge Information Systems (news services)                    Term B     05/29/05       7,980,000
   2,260      Bridge Information Systems                                   Lease-4    04/01/01       2,260,360
   4,332      Bridge Information Systems                                   Lease-6    04/01/01       4,332,394
   5,808     National Partnership Investments Corp. (asset management)     Term       06/30/01       5,808,314
   5,141     Rent-A-Center, Inc. (home appliances rental)                  Term B     01/31/06       5,141,375
   6,888      Rent-A-Center, Inc.                                          Term C     01/31/07       6,887,995
   5,000     United Rental, Inc. (equipment leasing)                       Term B     06/30/05       5,000,000
   3,833     Value Asset Management, Inc. (money management)               Term B     04/28/03       3,833,333
                                                                                                   -----------
                                                                                                    58,930,120
                                                                                                   -----------
             Grocery: 1.5%
   5,000     Grand Union Capital Corporation (grocery retail)              Term       08/17/03       5,000,000
   2,380     Pathmark Stores, Inc. (mid Atlantic supermarkets)             Revolver   06/15/01       2,380,165
   1,280      Pathmark Stores, Inc.                                        Term A     06/15/01       1,279,993
   9,012      Pathmark Stores, Inc.                                        Term B     12/15/01       9,012,363
     506     Schwegmann Giant Supermarket (Louisiana supermarkets) (1)     Term B     07/30/02         303,668
                                                                                                   -----------
                                                                                                    17,976,189
                                                                                                   -----------
             Home and Office Furnishings, Housewares and Durable
             Consumer Products: 2.8%
     723     American Blind and Wallpaper (furniture and home
             furnishings)                                                  Term       12/29/05         722,983
   8,720     Desa International (heaters and fireplaces)                   Term B     11/26/04       8,720,000
   5,000     ICON Health & Fitness Co. (exercise equipment)                Term B     11/29/04       5,000,000
   5,000      ICON Health & Fitness Co.                                    Term C     03/01/05       5,000,000
   5,000      ICON Health & Fitness Co.                                    Term IP    08/31/04       5,000,000
   6,571     Imperial Home Decor Group (wall covering)                     Term B     03/13/05       6,242,739
   3,381      Imperial Home Decor Group                                    Term C     03/13/06       3,212,055
                                                                                                   -----------
                                                                                                    33,897,777
                                                                                                   -----------
             Hotels, Motels, Inns and Gaming: 4.4%
   3,000     Aladdin Gaming, LLC (hotel casino)                            Term B     02/28/06       3,000,000
   4,500      Aladdin Gaming, LLC                                          Term C     02/28/06       4,500,000
   2,494     Boyd Gaming, Corp. (hotel casino)                             Term       06/15/03       2,493,750
   6,286     Pebble Beach Co. (golf resorts)                               Term B     07/30/06       6,286,364
  10,000     Station Casinos, Inc. (hotel casino)                          Term       12/31/05      10,000,000
  10,000     Strategic Hotel Capital, Inc. (hotel/lodging)                 Term B     11/09/04      10,000,000
   5,000     Wyndham Int'l. (hotel/lodging)                                Term IRL   06/30/04       5,000,000
  13,500      Wyndham Int'l.                                               Term       06/30/06      13,500,000
                                                                                                   -----------
                                                                                                    54,780,114
                                                                                                   -----------
             Insurance: 1.1%
   3,113     TRG Holdings Corp. (insurance run-off)                        Term       01/07/03       3,112,500
  10,000     USI Holdings (insurance brokerage)                            Term       09/17/04      10,000,000
                                                                                                   -----------
                                                                                                    13,112,500
                                                                                                   -----------

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                                    Loan        Stated
 (000's)                           Industry/Borrower                       Type       Maturity        Value
 -------                           -----------------                       ----       --------        -----
             Leisure, Amusement, Motion Pictures and
             Entertainment: 6.0%
 $ 3,675     AMFAC Parks and Resorts (park services operator)              Term B     09/04/04     $ 3,675,000
   3,675      AMFAC Parks and Resorts                                      Term C     09/30/04       3,675,000
   7,500     Edwards Megaplex Holdings, Inc. (movie theatres)              Term B     12/26/05       7,500,000
   5,000     Fitness Holdings Worldwide (owner/operator of fitness
             centers)                                                      Term B     11/02/06       5,000,000
   5,000      Fitness Holdings Worldwide                                   Term C     11/02/07       5,000,000
   9,825     Four Media Co. (film services)                                Term B     09/10/04       9,825,000
  10,000     Metro-Goldwyn-Mayer (media and broadcast)                     Term A     03/31/05      10,000,000
   9,000      Metro-Goldwyn-Mayer                                          Term B     03/31/06       9,000,000
  14,950     Panavision, Inc. (high precision file camera systems)         Term B     06/05/05      14,950,000
   5,000     SFX Entertainment (concert promotion/venue operation)         Term B     06/30/06       5,000,000
                                                                                                   -----------
                                                                                                    73,625,000
                                                                                                   -----------
             Machinery (Nonagriculture, Nonconstruction,
             Nonelectronic): 2.1%
  14,950     Anthony Crane (equipment rental)                              Term B     07/20/06      14,950,000
   8,313     Clearing-Niagara (metal stamping press manufacturer) (A)      Term       10/18/04       6,234,549
   4,925     Morris Material Handling (industrial cranes)                  Term B     03/31/05       4,925,000
                                                                                                   -----------
                                                                                                    26,109,549
                                                                                                   -----------
             Medical Services & Products: 3.7%
   2,137     Caremark, Rx (physician practice management)                  Term A     06/09/01       2,137,496
     956      Caremark, Rx                                                 Term B     06/09/01         955,641
  10,000     Compdent Corp. (dental benefits provider)                     Term B     06/30/06      10,000,000
   3,325     Concentra Managed Care, Inc. (healthcare cost management)     Term B     06/30/06       3,325,000
   1,663      Concentra Managed Care, Inc.                                 Term C     06/30/07       1,662,500
   5,736     Dade Behring (medical diagnostic equipment)                   Term B     06/30/06       5,735,625
   5,736      Dade Behring                                                 Term C     06/30/07       5,735,625
   4,900     Doshi Diagnostics Imaging Service (radiology and medical
             testing)                                                      Term       05/15/05       4,900,000
   3,520     Healthcare Direct, Inc. (medical device retailer)             Term A     08/01/04       3,520,050
   4,049      Healthcare Direct, Inc.                                      Term B     08/01/06       4,048,750
   2,898     Vision Twenty-One, Inc. (eye care physician practice
             management)                                                   Term C     06/30/05       2,898,018
                                                                                                   -----------
                                                                                                    44,918,705
                                                                                                   -----------
             Mining, Steel, Iron and Nonprecious Metals: 0.3%
   4,167     National Refractories, Inc. (kiln lining materials)           Term C     09/30/01       4,166,667
                                                                                                   -----------
                                                                                                     4,166,667
                                                                                                   -----------

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                                    Loan           Stated
 (000's)                           Industry/Borrower                       Type          Maturity        Value
 -------                           -----------------                       ----          --------        -----
             Oil and Gas: 4.2%
 $ 9,000     Clark Refining and Marketing (petroleum refining/
             distribution)                                                 Floating      11/15/04     $ 9,000,000
  13,000     Key Energy Group, Inc. (oil field services)                   Term B        10/26/04      13,000,000
   7,276      Key Energy Group, Inc.                                       Revolver      10/26/03       7,276,000
   1,474     Perf-O-Log (oil field services)                               Delayed Term  08/11/03       1,473,750
   3,920      Perf-O-Log                                                   Term B        08/11/03       3,920,000
   2,463      Perf-O-Log                                                   Term C        08/11/04       2,462,500
  11,091     Plains Resources, Inc. (oil pipeline)                         Term B        06/29/04      11,091,627
   3,787     Superior Energy Services (oil/gas services)                   Term B        06/30/06       3,786,813
                                                                                                      -----------
                                                                                                       52,010,690
                                                                                                      -----------
             Personal and Nondurable Consumer Products: 3.2%
   1,155     AM Cosmetics (cosmetics and skin care products)               Revolver      05/30/04       1,155,474
   1,305      AM Cosmetics                                                 Term A        06/30/03       1,305,151
   2,610      AM Cosmetics                                                 Term B        12/31/04       2,610,303
   2,000     American Safety Razor (consumer products)                     Term A        04/30/05       2,000,000
                                                                           Delayed
   5,225      American Safety Razor                                        Term B        04/30/07       5,225,000
   8,565     Medtech Products (non-prescription consumer medications)      Term B        10/15/02       8,564,642
   8,980     Norwood Promotional Products (licensed products)              Term B        03/31/06       8,980,147
   1,128     Paint Sundry Brands, LLC (paint brushes & accessories)        Term B        08/11/05       1,127,549
   1,104      Paint Sundry Brands, LLC                                     Term C        08/11/06       1,104,305
   3,956     20th Century Plastics Inc. (consumer plastic products)        Term B        09/30/05       3,955,556
   3,465      20th Century Plastics Inc.                                   Term C        09/30/06       3,465,000
                                                                                                      -----------
                                                                                                       39,493,127
                                                                                                      -----------
             Personal, Food and Miscellaneous Services: 4.5%
  35,275     Boston Chicken, Inc. (quick service restaurant) (2)           Lease C       10/17/98      12,698,996
   4,223      Boston Chicken, Inc. (2)                                     Revolver A    10/17/98       1,520,319
   5,379      Boston Chicken, Inc. (2)                                     Revolver B    12/01/99       1,936,515
   4,782     Brickman Group, Inc. (landscaping)                            Term B        12/31/05       4,781,973
   8,803     Coinmach Laundry Corp. (commercial/industrial laundry)        Term B        06/30/05       8,803,035
   4,963     Otis Spunkmeyer (baked goods)                                 Term B        12/31/05       4,962,500
   2,337     Papa Gino's, Inc. (quick service restaurants)                 T/L A-2       08/31/04       2,336,871
   4,127      Papa Gino's, Inc.                                            Term A        02/19/02       4,127,354
  14,624      Papa Gino's, Inc.                                            Term B        02/19/04      14,623,862
                                                                                                      -----------
                                                                                                       55,791,425
                                                                                                      -----------
             Personal Transportation: 1.0%
   9,871     Neoplan USA Corporation (transit bus manufacturer)            Term B        05/29/05       9,871,419
   2,980     Transportation Manufacturing Operation (bus manufacturing)    Term B        06/16/06       2,980,000
                                                                                                      -----------
                                                                                                       12,851,419
                                                                                                      -----------
             Printing and Publishing: 2.0%
   3,291     Von Hoffman Press, Inc. (textbook manufacturer)               Term B        05/29/04       3,291,071
  10,690      Von Hoffman Press, Inc.                                      Term C        05/29/05      10,690,179
   9,875     Weider Publications, Inc. (magazine publications)             Term          09/18/05       9,875,000
                                                                                                      -----------
                                                                                                       23,856,250
                                                                                                      -----------

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                                           Loan        Stated
 (000's)                           Industry/Borrower                              Type       Maturity        Value
 -------                           -----------------                              ----       --------        -----
             Residential/Long-Term Care & Hospitals: 8.8%
 $ 8,767     Community Health Systems (accute care hospitals)                     Term B     12/31/03     $  8,767,123
   8,767      Community Health Systems                                            Term C     12/31/04        8,767,123
   6,541      Community Health Systems                                            Term D     12/31/05        6,541,096
   6,000     Covenant Care California, Inc. (long-term healthcare
             facilities)                                                          Term       04/30/01        6,000,000
  14,559     Fountain View, Inc. (long-term healthcare facilities)                Term B     03/31/04       14,558,824
   4,404     Genesis Eldercare Acquisition (long-term healthcare
             facilities)                                                          Term       09/30/04        4,404,497
   2,926     Genesis Health Ventures, Inc. (elderly healthcare & support)         Term A     09/30/03        2,926,348
   3,707     Genesis Multicare Co. (elderly healthcare & support)                 Term A     09/30/03        3,706,967
   1,272     Integrated Health Services (long-term healthcare facilities) (A)     Term B     09/30/04        1,080,902
   9,763      Integrated Health Services (A)                                      Term C     12/31/05        8,298,394
   5,758     Magellan Health Services (managed behavioral care)                   Term B     02/28/05        5,757,704
   5,758      Magellan Health Services                                            Term C     02/28/06        5,757,704
  14,774     Mariner Health Group, Inc. (long-term healthcare
             facilities) (A)                                                      Term B     04/30/05       11,966,589
   8,839      Mariner Health Group, Inc. (A)                                      Term C     03/31/06        7,159,446
  13,134     Vencor, Inc. (long-term healthcare facilities) (A)                   Term B     05/05/05       12,083,338
                                                                                                          ------------
                                                                                                           107,776,055
                                                                                                          ------------
             Retail Stores: 4.0%
   9,874     Amscan Holdings, Inc. (party goods)                                  Term       12/31/04        9,874,372
   3,667     CSK Auto, Inc. (auto parts retailer)                                 Term B     10/31/03        3,666,667
  13,700     Murray's Discount Auto Stores (auto parts retailer)                  Term       06/30/03       13,699,770
   3,743     Peebles, Inc. (department store chain)                               Term A     04/30/01        3,743,397
  12,807      Peebles, Inc.                                                       Term B     04/30/02       12,806,970
   4,975     Quality Stores (agricultural specialty retailer)                     Term B     04/30/06        4,975,000
                                                                                                          ------------
                                                                                                            48,766,176
                                                                                                          ------------

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                                  Loan          Stated
 (000's)                           Industry/Borrower                     Type         Maturity        Value
 -------                           -----------------                     ----         --------        -----
             Telecommunications: 13.5%
  $ 9,950    American Wireless Corporation (wireless communications)     Term B       06/04/07     $    9,950,000
    9,950     American Wireless Corporation                              Term C       12/04/07          9,950,000
    9,975    ICG Communications, Inc. (telecom/CLEC)                     Term B       03/31/06          9,975,000
    2,993    Infonet Services Corp (provider of cross-border data
             communications services)                                    Term B       06/30/06          2,992,500
    8,000    Microcell Connexions Inc. (wireless communication)          Term B       03/17/06          8,000,000
    2,801     Microcell Connexions Inc.                                  Term E       03/17/06          2,800,788
    9,536    Nextel Communications Inc. (wireless communications)        Lease        03/15/06          9,536,207
   19,000    Nextel Finance Co. (wireless communication)                 Term B       06/30/08         19,000,000
   19,000     Nextel Finance Co.                                         Term C       12/31/08         19,000,000
   11,897    Omnipoint Communications, Inc. (wireless communication)     Term A       02/23/06         11,896,808
    3,395     Omnipoint Communications, Inc.                             Term C       02/23/06          3,394,960
    7,949     Omnipoint Communications, Inc.                             Term B       02/23/06          7,949,348
    2,205    Pacific Coin (private pay phone operator)                   Term A       12/31/02          2,205,430
    6,632     Pacific Coin                                               Term B       12/31/04          6,631,875
    7,450    Paging Network, Inc. (paging)                               Revolver     12/31/04          7,450,000
    6,000    Pinnacle Towers, Inc. (telecommunication towers)            Term B       06/30/07          6,000,000
    7,045    Prodelin Holding Corporation (satellite antenna
             manufacturer)                                               Term B       05/28/06          7,045,320
    9,958    Teletouch Communications (paging)                           Term B       11/30/04          9,958,333
   12,000    TSR Wireless, LLC (paging)                                  Term         06/30/05         12,000,000
                                                                                                   --------------
                                                                                                      165,736,569
                                                                                                   --------------
             Textiles and Leather: 5.7%
    9,243    Accessory Network Group (personal/clothing accessories)     Term B       08/13/05          9,242,510
    8,394    Galey & Lord (textile manufacturer)                         Term B       03/23/05          8,393,906
    5,955     Galey & Lord                                               Term C       03/23/06          5,954,521
    4,583    Harriet & Henderson (yarn manufacturer)                     Term A       06/12/00          4,583,158
      446     Harriet & Henderson                                        Term C       01/20/04            446,333
    6,650    Humphreys, Inc. (belts and personal leather goods)          Term B       11/15/03          6,650,000
   10,000    Malden Mills (textile/apparel)                              Term B       10/28/06         10,000,000
    4,554    Scovill Fasteners Inc. (metal/plastic fasteners)            Term         11/26/03          4,553,571
    8,439    Targus Group International, Inc. (computer luggage)         Term B       01/05/05          8,438,874
    1,427     Targus Group International, Inc.                           Term C       01/05/05          1,427,294
    9,875    Tartan Textile Services (commercial linen supply)           Term B       05/13/05          9,875,000
                                                                                                   --------------
                                                                                                       69,565,168
                                                                                                   --------------
             Utilities: 0.4%
    5,000    AES Corporation (power generation, coal fired plants)       Term         05/14/02          5,000,000
                                                                                                   --------------
                                                                                                        5,000,000
                                                                                                   --------------

               Total Senior Loans -- 138.1%                                                         1,699,180,911
                                                                                                   --------------
1,758,251       (Cost $1,706,872,756)

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                              OTHER CORPORATE DEBT

Principal
 Amount                                                                  Loan                Stated
 (000's)                           Industry/Borrower                     Type               Maturity        Value
 -------                           -----------------                     ----               --------        -----
             Automobile: 0.5%
   6,000     Capital Tool & Design (brake backing plates) +              Sub. Note          07/26/03     $ 6,000,000
                                                                                                         -----------
             Finance: 0.8%
$ 10,000     Value Asset Management, Inc. (money management) +           Sr.Sub. Bridge     08/31/05      10,000,000
                                                                                                         -----------
                                                                                                          10,000,000
                                                                                                         -----------
             Personal and Nondurable Consumer Products: 0.4%
   2,697     AM Cosmetics (cosmetics and skin care products) +           Senior Sub         05/30/07       2,696,588
   2,875     Paint Sundry Brands, LLC (paint brushes & accessories) +    Sub. Credit        08/11/08       2,875,000
                                                                                                         -----------
                                                                                                           5,571,588
                                                                                                         -----------
               Total Other Corporate Debt -- 1.7%                                                         21,571,588
                                                                                                         -----------
               (Cost $21,571,588)

                        COMMON STOCK AND PREFERRED STOCK

 Shares
---------
              Apparel Products: 0.0%
 13,294    @  Butterick Company, Inc. (sewing aids) (R)                                     $       17,653
                                                                                            --------------
              Diversified/Conglomerate Services: 0.0%
 60,056    @  Staff Leasing, Inc. (temp services)                                                  495,462
                                                                                            --------------
              Home and Office Furnishings: 0.1%
 80,400    @  American Blind and Wallpaper (furniture and home furnishing) (R)                   1,045,200
                                                                                            --------------
              Personal and Nondurable Consumer Products: 0.0%
 37,197    @  AM Cosmetics (cosmetics and skin care products) (R)                                  385,617
                                                                                            --------------
              Restaurants: 0.5%
 413,980   @      America's Favorite Chicken Co. -- common (quick service
              restaurant chain) (R)                                                              5,733,623
                                                                                            --------------
              Textiles and Leather: 0.1%
 127,306   @  Dan River, Inc. -- common (diversified textiles) (R)                                 700,183
                                                                                            --------------
                Total Common Stock and Preferred Stock -- 0.7%                                   8,377,738
                                                                                            --------------
                (Cost $1,637,196)

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                  STOCK PURCHASE WARRANTS AND OTHER SECURITIES

 Shares
--------
       1  @    Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and manufacturer of wagering equipment),
             Expires 10/30/03 (R)                                                           $       47,738
       1  @    Autotote Systems, Inc., Option representing 0.248% common
             shares issued and outstanding (R)                                                         --
 80,634   @    Capital Tool & Design, Warrants representing 80,634 common
             shares (brake backing plates) (R)                                                     256,658
 10,000   @  Casden Properties Operation, 10,000 shares of junior Cumulative
             Preferred Partnership Units (Asset Management) (R)                                    250,000
 19,000   @     Covenant Care, Inc., Warrants representing 19,000 common
             shares (long-term healthcare facilities) (R)                                          177,270
    449   @  Murray's Discount, Warrants representing 5% equity stakes on a
             fully diluted basis (retail stores)                                                         4
                                                                                            --------------
                Total Stock Purchase Warrants and Other Securities -- 0.1%                         731,670
                                                                                            --------------
               (Cost $0)

               Total Investments (Cost $1,730,081,540) (3)                         140.6%   $1,729,861,907
               Liabilities in Excess of Cash and Other Assets-Net                  -40.6%     (499,794,062)
                                                                                 -------    --------------
                Net Assets                                                         100.0%   $1,230,067,845
                                                                                            ==============

----------
+    Non-Collateralized Loan
@    Non-income producing security
(A)  Loan is on non-accrual status.
(R)  Restricted security.
* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
(1) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of liquidation.
(2) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.
(3) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,730,081,540 and net unrealized depreciation consists of the following:

         Gross Unrealized Appreciation      $  17,279,021
         Gross Unrealized Depreciation        (17,498,654)
                                            -------------
Net Unrealized Depreciation                 $    (219,633)
                                            =============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Cash                                                            $       620,962
Investments in securities at value (Cost $1,730,081,540)          1,729,861,907
Receivables:
 Interest                                                            16,409,282
 Receivable for fund shares sold                                        190,253
 Other                                                                   72,185
Prepaid expenses                                                        373,501
Prepaid arrangement fees on notes payable                               712,969
                                                                ---------------
   Total assets                                                   1,748,241,059
                                                                ---------------
LIABILITIES:
Notes payable                                                       510,000,000
Deferred arrangement fees on senior loans                             2,477,031
Accrued interest payable                                              3,167,906
Payable to related parties                                            1,270,991
Accrued expenses                                                      1,257,286
                                                                ---------------
   Total liabilities                                                518,173,214
                                                                ---------------
NET ASSETS (equivalent to $9.04 per share, based on
 136,024,604 shares of beneficial interest authorized
 and outstanding, no par value)                                 $ 1,230,067,845
                                                                ===============
Net Assets Consist of:
 Paid in capital                                                $ 1,287,943,448
 Undistributed net investment income                                 10,477,910
 Accumulated net realized loss on investments                       (68,133,880)
 Net unrealized depreciation of investments                            (219,633)
                                                                ---------------
   Net assets                                                   $ 1,230,067,845
                                                                ===============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Nine Months Ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                          $ 108,403,948
Arrangement fees earned                                               2,961,964
Dividends                                                                22,500
Other                                                                 1,943,540
                                                                  -------------
 Total investment income                                            113,331,952
                                                                  -------------
EXPENSES:
Interest                                                             22,278,811
Investment management fees                                            9,611,701
Administration fees                                                   1,609,417
Revolving credit facility fees                                          447,897
Transfer agent and registrar fees                                       357,500
Reports to shareholders                                                 322,061
Miscellaneous expense                                                   270,014
Professional fees                                                       233,309
Recordkeeping and pricing fees                                          137,500
Custodian fees                                                           90,062
Insurance expense                                                        24,202
Trustees' fees                                                           22,550
                                                                  -------------
 Total expenses                                                      35,405,024
 Less: Earnings credits                                                 (35,062)
                                                                  -------------
 Net expenses                                                        35,369,962
                                                                  -------------
   Net investment income                                             77,961,990
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments                                    (31,717,579)
Net change in unrealized depreciation of investments                  5,748,048
                                                                  -------------
 Net loss on investments                                            (25,969,531)
                                                                  -------------
   Net increase in net assets resulting from operations           $  51,992,459
                                                                  =============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Nine Months          Year
                                                               Ended             Ended
                                                         November 30, 1999,   February 28,
                                                            (Unaudited)           1999
                                                          --------------     --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                     $   77,961,990     $   97,381,273
Net realized loss on investments                             (31,717,579)        (6,313,758)
Net (increase) decrease in depreciation
 on investments                                                5,748,048         (7,547,808)
                                                          --------------     --------------
 Net increase in net assets resulting from operations         51,992,459         83,519,707
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                     (77,372,011)       (99,153,106)
CAPITAL SHARE TRANSACTIONS:
Increase from dividend reinvestment                            9,370,046         14,460,902
Sale of shares in connection with shelf offerings             43,512,008        169,335,030
                                                          --------------     --------------
 Net increase from capital share transactions                 52,882,054        183,795,932
                                                          --------------     --------------
 Total increase in net assets                                 27,502,502        168,162,533
NET ASSETS:
Beginning of period                                        1,202,565,343      1,034,402,810
                                                          --------------     --------------
End of period (including undistributed net investment
 income of $10,477,910 and $9,887,931 respectively)       $1,230,067,845     $1,202,565,343
                                                          ==============     ==============
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                             1,031,864          1,537,475
Shares sold in connection with shelf offerings                 4,786,589         17,904,188
                                                          --------------     --------------
 Net increase in shares outstanding                            5,818,453         19,441,663
                                                          ==============     ==============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Nine Months Ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Cash Flows From Operating Activities:
 Interest received                                               $  108,303,021
 Dividends received                                                      22,500
 Facility fees paid                                                    (819,614)
 Commitment fees received                                               105,041
 Arrangement fee received                                             2,241,993
 Other income received                                                1,982,653
 Interest paid                                                      (21,635,779)
 Other operating expenses paid                                      (11,784,523)
 Purchases of portfolio securities                                 (950,158,506)
 Proceeds from disposition of portfolio securities                  921,741,199
                                                                 --------------
   Net cash provided by operating activities                         49,997,985
                                                                 --------------
Cash Flows From Financing Activities:
 Dividends paid                                                     (68,001,966)
 Overdraft financing                                                   (887,065)
 Proceeds from share offerings                                       43,512,008
 Loan advance                                                       (24,000,000)
                                                                 --------------
   Net cash flows used in financing activities                      (49,377,023)
                                                                 --------------
 Net change in cash                                                     620,962
 Cash at beginning of period                                               --
                                                                 --------------
 Cash at end of period                                           $      620,962
                                                                 ==============
Reconciliation Of Net Increase In Net Assets Resulting From
 Operations To Net Cash Provided By Operating Activities:
 Net increase in net assets resulting from operations            $   51,992,459
                                                                 --------------
 Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
   Increase in investments in securities                             (3,143,841)
   Increase in dividends and interest receivable                       (100,927)
   Increase in receivable for fund shares sold                         (190,253)
   Decrease in other assets                                              28,162
   Increase in prepaid arrangement fees on notes payable               (371,717)
   Decrease in prepaid expenses                                         443,159
   Decrease in deferred arrangement fees on senior loans               (603,979)
   Increase in accrued interest payable                                 643,032
   Increase in accrued expenses                                       1,301,890
                                                                 --------------
   Total adjustments                                                 (1,994,474)
                                                                 --------------
   Net cash provided by operating activities                     $   49,997,985
                                                                 ==============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                     Nine Months
                                        Ended                           Years Ended February 28 or February 29,
                                   November 30, 1999   ----------------------------------------------------------------------------
                                     (Unaudited)        1999(7)        1998(7)      1997(7)        1996(6)     1995          1994
                                     ----------        ----------     ----------   ----------     --------   ---------     --------
Per Share Operating Performance
Net asset value, beginning of
 period                              $     9.24        $     9.34     $     9.45   $     9.61     $   9.66   $   10.02     $  10.05
Net investment income                      0.59              0.79           0.87         0.82         0.89        0.74         0.60
Net realized and unrealized gain
 (loss) on investments                    (0.20)            (0.10)         (0.13)       (0.02)       (0.08)       0.07        (0.05)
                                     ----------        ----------     ----------   ----------     --------   ---------     --------
Increase in net asset value from
 investment operations                     0.38              0.69           0.74         0.80         0.81        0.81         0.55
Distributions from net investment
 income                                   (0.59)            (0.82)         (0.85)       (0.82)       (0.86)      (0.73)       (0.60)
Increase in net asset value from
 share offerings                           0.01              0.03             --           --           --          --           --
Reduction in net asset value from
 rights offering                             --                --             --        (0.14)          --       (0.44)          --
Increase in net asset value from
 repurchase of capital stock                 --                --             --           --           --          --         0.02
                                     ----------        ----------     ----------   ----------     --------   ---------     --------
Net asset value, end of period       $     9.04        $     9.24     $     9.34   $     9.45     $   9.61   $    9.66     $  10.02
                                     ==========        ==========     ==========   ==========     ========   =========     ========
Closing market price at end of
 period                              $    9.375        $     9.56     $    10.31   $    10.00     $   9.50   $    8.75     $   9.25
Total Return
Total investment return at closing
 market price(3)                           8.12%             1.11%         12.70%       15.04%(5)    19.19%       3.27%(5)     8.06%
Total investment return at net
 asset value(4)                            5.19%             7.86%          8.01%        8.06%(5)     9.21%       5.24%(5)     6.28%
Ratios/Supplemental Data
Net assets, end of period (000's)    $1,230,068        $1,202,565     $1,034,403   $1,031,089     $862,938   $ 867,083     $719,979
Average borrowings (000's)                             $  526,353     $  346,110   $  131,773     $     --   $      --     $     --
Ratios to average net assets plus
 borrowings:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                         0.97%(1)(8)       1.05%(8)       1.04%        1.13%          --          --           --
 Expenses                                  2.72%(1)(8)       2.86%(8)       2.65%        1.92%          --          --           --
 Net investment income                     5.99%(1)          6.00%          6.91%        7.59%          --          --           --
Ratios to average net assets:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                         1.40%(1)(8)       1.50%(8)       1.39%        1.29%          --          --           --
 Expenses                                  3.90%(1)(8)       4.10%(8)       3.54%        2.20%        1.23%       1.30%        1.31%
 Net investment income                     8.60%(1)          8.60%          9.23%        8.67%        9.23%       7.59%        6.04%
Portfolio turnover rate                      53%               68%            90%          82%          88%        108%          87%
Shares outstanding at end of
 period (000's)                         136,024           130,206        110,764      109,140       89,794      89,794       71,835

----------
(1)  Annualized.

(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.

(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

           Years Ended February 28 or February 29,
--------------------------------------------------------------
  1993        1992          1991          1990          1989
--------    --------     ----------    ----------     --------
$   9.96    $   9.97     $    10.00    $    10.00     $  10.00
    0.60        0.76           0.98          1.06         0.72

    0.01       (0.02)         (0.05)           --           --
--------    --------     ----------    ----------     --------

    0.61        0.74           0.93          1.06         0.72

   (0.57)      (0.75)         (0.96)        (1.06)       (0.72)
      --          --             --            --           --

      --          --             --            --           --

    0.05          --             --            --           --
--------    --------     ----------    ----------     --------
$  10.05    $   9.96     $     9.97    $    10.00     $  10.00
========    ========     ==========    ==========     ========

$   9.13          --             --            --           --


   10.89%         --             --            --           --

    7.29%       7.71%          9.74%        11.13%        7.35%

$738,810    $874,104     $1,158,224    $1,036,470     $252,998
$     --    $     --     $       --    $       --     $     --




      --          --             --            --           --
      --          --             --            --           --
      --          --             --            --           --



      --          --             --            --           --
    1.42%       1.42%(2)       1.38%         1.46%(2)     1.18%(1)(2)
    5.88%       7.62%(2)       9.71%        10.32%(2)     9.68%(1)(2)
      81%         53%            55%          100%          49%(1)

  73,544      87,782        116,022       103,660       25,294

----------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) Pilgrim Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(7) The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(8)  Calculated on total expenses before impact of earnings credits.

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim  Prime Rate Trust (the  "Trust"),  is  registered  under the  Investment
Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Senior Loan and Other Security Valuation. Senior loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     At February 28, 1999, the Trust had capital loss carryforwards for federal income tax purposes of approximately $30,223,359 which are scheduled to expire through February 28, 2007.

     The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

G. Share Offerings. Beginning May 31, 1999, the Trust began issuing shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of
     (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 2 -- INVESTMENTS

For the nine months ended November 30, 1999, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $950,158,506 and $921,741,199, respectively. At November 30, 1999, the Trust held senior loans valued at $1,699,180,911 representing 98.2% of its total investments. The market value of these securities can generally only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                    Date of        Cost or
                                                                  Acquisition   Assigned Basis
                                                                  -----------   --------------
American Blind and Wallpaper -- Common                              01/12/99           --
America's Favorite Chicken Co. -- Common                            11/05/92         $  1
Autotote Systems, Inc. -- Option                                    02/26/97           --
Autotote Systems, Inc. -- Warrant                                   11/11/92           --
Butterick Company, Inc. -- Common                                   05/01/97           --
Capital Tool & Design -- Warrants                                   07/26/96           --
Casden Properties Operation -- Preferred Partnership Units          12/31/98           --
Covenant Care, Inc. -- Warrants                                     12/22/95           --
Murray's Discount -- Warrants                                       02/16/99           --
                                                                                     ----
Total restricted securities excluding senior loans (market value
 of $7,528,146 was 0.61% of net assets at November 30, 1999)                         $  1
                                                                                     ====

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim Investments, Inc. (the "Manager") a wholly-owned subsidiary of Pilgrim Group, Inc. ("PG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets plus borrowings. Prior to August 6, 1998, the Investment Management Agreement compensated the Manager at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 million to $800 million; and 0.65% of average daily net assets plus borrowings in excess of $800 million.

The Manager has reduced its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion. As of November 11, 1999, the management reduction fee agreement expired and currently the Manager is compensated at an annual rate of 0.80% of the Trust's average daily net assets plus the proceeds of any outstanding borrowings.

The Trust has also entered into an Administration Agreement with Pilgrim Investments, Inc. to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million.

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement, collateralized by assets of the Trust, to borrow up to $630 million from a syndicate of major financial institutions maturing July 15, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper based rate. Prepaid arrangement fees for any unborrowed amounts are amortized over the term of the agreements. The amount of borrowings outstanding at November 30, 1999, was $510 million, at a weighted average interest rate of 6.2%, which represented 29.3% of net assets plus borrowings. Average borrowings for the nine months ended November 30, 1999 were $526,352,727 and the average annualized interest rate was 5.9%.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

As of November 30, 1999, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Alliance Data Systems                                                $ 1,428,571
AM Cosmetics                                                             149,677
Decisione One Corp.                                                      280,714
Genesis Eldercare Acquisition                                             91,760
Horseshoe Gaming                                                       3,000,000
Huntsman Corporation                                                   1,558,587
Key Energy Group                                                       3,424,000
Liberman Broadcasting, Inc.                                              240,400
Mafco Finance Co.                                                    $ 1,624,299
Meditrust Corp.                                                        3,852,559
Murray's Discount Auto Stores                                          2,000,000
Paging Network                                                         2,550,000
Papa Gino's Inc.                                                          47,235
Pathmark Stores Inc.                                                   2,887,130
Schwegmann Giant Super Market                                          1,488,400
                                                                     -----------
                                                                     $24,623,332
                                                                     ===========

NOTE 5 -- RIGHTS AND OTHER OFFERINGS

On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09 . Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

As of November 30, 1999, share offerings pursuant to shelf registrations were drawn down as follows:

                 Registration       Shares          Shares
                     Date         Registered      Remaining
                     ----         ----------      ---------
                   6/11/98        15,000,000             --
                   6/19/98        10,000,000      9,730,800
                   9/15/98        25,000,000     20,177,708
                   3/04/99         5,000,000      3,274,202

During the nine months ended November 30, 1999, expenses related to the offerings, in the amount of $282,921, were charged against the proceeds received upon issuance of the shares.

NOTE 6 -- CUSTODIAL EARNINGS CREDITS

State Street Bank ("SSB") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSB are reduced by earnings credits based on the cash balances held by State Street Bank for the Trust. For the nine months ended November 30, 1999, the Trust received $35,062 in earnings credits from State Street Bank.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the nine months ended November 30, 1999, the Trust sold certain holdings in senior loans to an affiliated fund managed by the Manager at prices determined by the Manager to represent market prices. The proceeds and cost of sold loans were $59,109,753 and $59,079,188, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

NOTE 8 -- SUBORDINATED AND UNCOLLATERALIZED LOANS

The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. The trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated and uncollateralized loans. As of November 30, 1999, the Trust held 2.2% of its total assets in subordinated and uncollateralized loans.

NOTE 9 -- SUBSEQUENT EVENTS

Subsequent to November 30, 1999, the Trust paid the following dividends from net investment income:

     Per Share Amount     Declaration Date     Record Date     Payable Date
     ----------------     ----------------     -----------     ------------
          $0.063              11/30/99           12/10/99         12/22/99
          $0.067              12/20/99           12/30/99       01/13/2000

                  Management's Additional Operating Information

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest; (ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board, that does not require shareholder approval, provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
SHAREHOLDER MEETING
--------------------------------------------------------------------------------

A special meeting of shareholders of Pilgrim Prime Rate Trust was held on October 26, 1999 at the offices of the Trust's Advisor. A brief description of each matter vosted upon as well as the results are outlined below:

1. Election of Trustees to serve until the election and qualification of their successors

                                   Shares voted
                        Shares       against     Shares     Broker
Name                   voted for   or withheld  abstained  non-vote    Total
----                   ---------   -----------  ---------  --------    -----
Mary A. Baldwin       101,782,368   1,407,388       --         --    103,189,556
Al Burton             101,749,793   1,439,783       --         --    103,189,556
Paul S. Doherty       101,775,317   1,414,239       --         --    103,189,556
Robert B. Goode, Jr.  101,773,015   1,416,541       --         --    103,189,556
Alan L. Gosule        101,797,466   1,392,090       --         --    103,189,556
Mark Lipson           101,796,533   1,393,023       --         --    103,189,556
Walter H. May         101,797,676   1,397,880       --         --    103,189,556
Jock Patton           101,796,056   1,393,500       --         --    103,189,556
David W.C. Putnam     101,783,951   1,405,605       --         --    103,189,556
John R. Smith         101,760,782   1,428,774       --         --    103,189,556
Robert. W. Stallings  101,795,243   1,394,313       --         --    103,189,556
John G. Turner        101,779,079   1,390,477       --         --    103,189,556
David W. Wallace      101,773,460   1,416,096       --         --    103,189,556

2. To approve a new investment advisory agreement between the Trust and Pilgrim Investments, Inc.

                       99,255,583   1,563,766    2,370,207     --    103,189,556

3. To transact such other business as may properly come before the meeting of shareholders or any adjournments thereof

                       99,580,861   1,253,355    2,355,340     --    103,189,556

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

INVESTMENT MANAGER                      INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim Investments, Inc.               Call Pilgrim Prime Rate Trust
Two Renaissance Square                  1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4424


ADMINISTRATOR                           TRANSFER AGENT
Pilgrim Group, Inc.                     DST Systems, Inc.
Two Renaissance Square                  P.O. Box 419368
40 North Central Avenue                 Kansas City, Missouri 64141
Suite 1200
Phoenix, Arizona 85004-4424
1-800-992-0180


INDEPENDENT AUDITORS                    CUSTODIAN
KPMG LLP                                State Street Bank
355 South Grand Avenue                  801 Pennsylvania
Los Angeles, California 90071           Kansas City, Missouri 64105


WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim Prime Rate Trust Account Services
c/o Pilgrim Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004-4424


TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180.

                                   PILGRIM(SM)
                           ---------------------------
                           FUNDS FOR SERIOUS INVESTORS


                                U.S. EQUITY FUNDS
                                Pilgrim MagnaCap
                            Pilgrim LargeCap Leaders

                         Pilgrim Research Enhanced Index
                          Pilgrim Growth Opportunities
                               Pilgrim Growth Fund
                             Pilgrim LargeCap Growth
                              Pilgrim MidCap Value
                          Pilgrim MidCap Opportunities
                              Pilgrim MidCap Growth
                             Pilgrim Growth + Value
                         Pilgrim SmallCap Opportunities
                             Pilgrim SmallCap Growth
                             Pilgrim Bank and Thrift

                           INTERNATIONAL EQUITY FUNDS
                            Pilgrim Worldwide Growth
                           Pilgrim International Value
                        Pilgrim International Core Growth
                      Pilgrim International SmallCap Growth
                         Pilgrim Emerging Markets Value
                           Pilgrim Emerging Countries
                           Pilgrim Asia-Pacific Equity

                                  INCOME FUNDS
                      Pilgrim Government Securities Income
                          Pilgrim Government Securities
                            Pilgrim Strategic Income
                               Pilgrim High Yield
                              Pilgrim High Yield II
                             Pilgrim High Yield III
                            Pilgrim High Total Return
                          Pilgrim High Total Return II
                              Pilgrim Money Market

                              EQUITY & INCOME FUNDS
                                Pilgrim Balanced
                             Pilgrim Income & Growth
                      Pilgrim Balance Sheet Oppportunities
                               Pilgrim Convertible


--------------------------------------------------------------------------------
Q3 Prospectuses containing more infomration regarding the funds, including charge and expenses, may be obtained by calling Pilgrim Securities, Inc., Distributor at 1-800-334-3444. Please read the prospectus carefully beofre you invest or send money.

PRT3Q1199-012800